Commitments And Contingencies (Details 1) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Dec. 31, 2010
Commercial commitments outstanding
Standby letters of credit due to expire in less than 1 year	$ 168
Standby letters of credit due to expire in 1-3 years	0
Standby letters of credit due to expire in 3-5 years	0
Standby letters of credit due to expire after 5 years	3
Total standby letters of credit	$ 171	$ 159